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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                August 29, 2000
                       (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



           Oklahoma                      1-2572                 73-1520922
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.    Other Events.
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           Larry W. Brummett, chairman of the board and chief executive officer of ONEOK, Inc. died Thursday August 24, 2000 after a two-year battle with cancer. David Kyle has been elected as ONEOK's chairman and CEO. He will also retain his position as the company's president.

Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits
-------    -------------------------------------------------------------------

           (c)  Exhibits

                99.a  Press Release dated August 25, 2000
                99.b  Press Release dated August 28, 2000

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 29th day of August 2000.

                                            ONEOK, Inc.



                                       By:  Jim Kneale
                                           ------------------------------------
                                            Jim Kneale
                                            Vice President, Treasurer and
                                            Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX



Exhibit Number          Description
--------------          -----------

    99.a                Press Release dated August 25, 2000
    99.b                Press Release dated August 28, 2000

                                       4